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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2006

           UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Nevada                     000-25416                   20-3014499
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(State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                          Identification Number)

                         14255 U.S. Highway 1, Suite 209
                            Juno Beach, Florida 33408
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                    (Address of Principal Executive Offices)


                                 (561) 630-2977
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              (Registrant's Telephone Number, including area code)


                        14255 U.S. Highway 1, Suite 2180
                            Juno Beach, Florida 33408
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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

Item 1.01 Entry into a Material Agreement

      On March 7, 2006, Universal Property Development and Acquisition Corporation (the "Registrant"), a Nevada corporation, Ty McDermett and Andrew McDermett, Jr. (collectively the "McDermetts") and Sundial Resources, Inc. ("SRI"), a private Texas corporation, entered into a Memorandum of Understanding (the "MOU") pursuant to which they agreed to the terms for the formation and operation of a joint venture. The McDermetts are the principals of SRI. Pursuant to the terms of the MOU, on March 9, 2006, the Registrant, the McDermetts and SRI formed Texas Energy, Inc. ("Texas Energy"), a Nevada corporation, as the joint venture entity to carry out the proposed operations of the joint venture. The Registrant owns seventy-five (75) percent of the capital stock of Texas Energy and the McDermetts collectively own twenty-five (25) percent of the capital stock of Texas Energy.

      Under the terms of the MOU, and as consideration for their respective shares of the capital stock of Texas Energy, the Registrant has agreed to provide a minimum of four hundred thousand ($400,000) dollars to Texas Energy to finance the operations of the joint venture and the McDermetts and SRI have assigned five (5) oil and gas leases (the "Leases") to Texas Energy. The Leases were assigned to Texas Energy by the McDermetts and SRI on March 9, 2006 and they cover approximately three hundred and twenty acres in the oil and gas fields known as Thresher, Medlen, Nantz and Wechman, in Young County, Texas, and the wells and equipment thereon. Each of the Leases provides Texas Energy with a one hundred percent (100%) working interest, which is an eighty percent (80%) net revenue interest, in the property covered by such Leases. As additional consideration for the McDermetts and SRI to enter into the joint venture and to assign the above Leases thereto, the Registrant has agreed to pay one hundred thousand dollars ($100,000) directly to SRI.

      Under the terms of the MOU, Texas Energy will have a three-member board of directors, of which two members will be chosen by the Registrant and one member will be chosen by SRI. Further, under the MOU, any additional funding required by Texas Energy for its operations will be provided by the Registrant and the McDermetts or SRI on a pro-rata basis based on their percentage ownership of Texas Energy's capital stock. SRI will be responsible for the day-to-day operations of Texas Energy, but Texas Energy shall employ the Registrant's accountants for all financial record-keeping and bookkeeping services and the Registrant will have control over any disbursements in excess of five thousand dollars ($5,000). SRI will be paid an annual managerial fee equal to five (5) percent of the net operating revenue of Texas Energy.

      Unless sooner terminated by the mutual agreement of the parties thereto, or replaced by a definitive Joint Venture Agreement, the MOU shall have a term of five (5) years. The Registrant and SRI intend to operate Texas Energy under the terms of the MOU pending the completion of a definitive Joint Venture Agreement.

      While the Registrant intends for this new joint venture to operate at a net profit, to date Texas Energy has no operating history and, therefore, the Registrant cannot predict what its results of operation will be, or how those operations will impact the operating results of the Registrant.

      The foregoing description of the MOU and the transactions contemplated thereby is a summary of terms, is not intended to be complete and is qualified in its entirety by the complete text of that agreement, a copy of which is attached as Exhibit 10.1 to this Report. Furthermore, the foregoing description of the Leases is a summary, is not intended to be complete and is qualified in its entirety by the complete text of those agreements, copies of which are attached as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Report.

Section 9. Financial Statement and Exhibits.

(c) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit           Description
-------           -----------

10.1 Memorandum of Understanding by and between Sundial Resources, Inc., Ty McDermett and Andrew McDermett and Universal Property Development and Acquisition Corporation dated March 7, 2006.

10.2 Assignment of Oil and Gas Leases from Sundial Resources, Inc., a Texas corporation, to Texas Energy, Inc., a Nevada corporation, dated March 9, 2006.

10.3 Assignment of Oil and Gas Leases from Sundial Resources, Inc., a Texas corporation, to Texas Energy, Inc., a Nevada corporation, dated March 9, 2006.

10.4 Assignment of Oil and Gas Leases from Sundial Resources, Inc., a Texas corporation, to Texas Energy, Inc., a Nevada corporation, dated March 9, 2006.

10.5 Assignment of Oil and Gas Leases from Sundial Resources, Inc., a Texas corporation, to Texas Energy, Inc., a Nevada corporation, dated March 9, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Property Development and Acquisition Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIVERSAL PROPERTY DEVELOPMENT AND
                                   ACQUISITION CORPORATION

                                   By: /s/ Kamal Abdallah
                                       -----------------------------------
                                       Kamal Abdallah
                                       President and Principal Executive Officer

                                  EXHIBIT INDEX

The following Exhibits are filed herewith:

Exhibit           Description
-------           -----------

10.1 Memorandum of Understanding by and between Sundial Resources, Inc., Ty McDermett and Andrew McDermett and Universal Property Development and Acquisition Corporation dated March 7, 2006.

10.2 Assignment of Oil and Gas Leases from Sundial Resources, Inc., a Texas corporation, to Texas Energy, Inc., a Nevada corporation, dated March 9, 2006.

10.3 Assignment of Oil and Gas Leases from Sundial Resources, Inc., a Texas corporation, to Texas Energy, Inc., a Nevada corporation, dated March 9, 2006.

10.4 Assignment of Oil and Gas Leases from Sundial Resources, Inc., a Texas corporation, to Texas Energy, Inc., a Nevada corporation, dated March 9, 2006.

10.5 Assignment of Oil and Gas Leases from Sundial Resources, Inc., a Texas corporation, to Texas Energy, Inc., a Nevada corporation, dated March 9, 2006.